EXHIBIT 10.3

CHINA FUNDAMENTAL ACQUISITION CORPORATION

January 8, 2008

Mr. Chun Yi Hao
Director
Olympic Spring Limited
19 Floor, On Hong Commercial Building
145 Hennessy Road
Wanchai, Hong Kong

This letter will confirm our agreement that commencing on the effective date (“Effective Date”) of the registration statement of the initial public offering (“IPO”) of the securities of China Fundamental Acquisition Corporation. (“Company”) and continuing until the consummation by the Company of a “Business Combination” (as described in the prospectus, Olympic Spring Limited (“You”) shall make available to the Company certain technology and administrative and secretarial services, as well as the use of certain limited office space, in Hong Kong as may be required by the Company from time to time. In exchange therefor, the Company shall pay to You the sum of $7,500 per month (the “Fee”) on the Effective Date and continuing monthly thereafter.

This Agreement may be signed in counterpart.

Very truly yours, China Fundamental Acquisition Corporation

By:	/s/ Chun Yi Hao
Name: Chun Yi Hao
Title: Chief Executive Officer

Agreed to and Accepted by:
Olympic Spring Limited

/s/ Chun Yi Hao

Name: Chun Yi Hao
Title: Director